U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 26, 2005

CASCADE NATURAL GAS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109
(Address of principal executive offices)

(206) 624-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

Agreement with Chief Operating Officer – In connection with an executive restructuring, the Chief Operating Officer (COO) position at Cascade Natural Gas Corporation (the Company) was eliminated as of July 28, 2005.  William H. Odell, the Company’s current COO, has been offered a lump sum payment in the amount of $194,670 plus outplacement services at a cost of up to $29,200 upon his execution of a Release and General Agreement.  Mr. Odell has up to 45 calendar days from July 28, 2005 to accept the Company’s offer by executing and delivering to the Company the Release and General Agreement.

The foregoing summary of the Release and General Agreement is qualified in its entirety by reference to the text of the Release and General Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Approval of Severance Policy –  On July 26, 2005, the Board of Directors adopted the Cascade Natural Gas Corporation Severance Pay Plan (the Plan).  Salaried employees, other than officers, selected by the Company for participation in the Plan in connection with any workforce reduction or other designated severance are eligible to participate in the Plan.  Severance benefits payable under the Plan include payments for outplacement services, medical benefits, and a lump sum payment based on a participant’s base salary at the time of termination.  The Plan is effective as of August 1, 2005, and is attached as an Exhibit 10.2 to this Current Report on Form 8-K.

Item 1.02                                             Termination of a Material Definitive Agreement.

Termination of Employment Agreement – As stated under Item 1.01 above, the COO position was eliminated as of July 28, 2005.  Mr. Odell and the Company are parties to an employment agreement which provides that Mr. Odell is entitled to receive severance benefits if the Company terminates his employment other than for cause or if Mr. Odell terminates his employment for good reason.  By its terms, Mr. Odell’s employment agreement terminated upon the termination of Mr. Odell’s employment, effective July 31, 2005.

The foregoing summary of Mr. Odell’s employment agreement is qualified in its entirety by reference to the text of his employment agreement which is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Elimination of Chief Operating Officer Position – In connection with the elimination of the COO position as of July 28, 2005, the employment of Mr. Odell, the Company’s current COO, terminated as of July 31, 2005.

A copy of the press release issued by the Company on July 29, 2005 announcing the termination of Mr. Odell’s employment and the termination of the position of COO is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.

Description of Exhibit

10.1	Release and General Agreement.

10.2	Cascade Natural Gas Corporation Severance Pay Plan.

10.3	Employment Agreement, dated April 18, 2000, between the Company and William H. Odell.

99.1	Press Release dated July 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: August 1, 2005	By:	/s/ Rick Davis
Rick Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

10.1	Release and General Agreement.

10.2	Cascade Natural Gas Corporation Severance Pay Plan.

10.3	Employment Agreement, dated April 18, 2000, between the Company and William H. Odell.

99.1	Press Release dated July 29, 2005.